Exhibit 99.1

November 6, 2017

IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. The fiscal year 2018 outlook for net sales, adjusted EBITDA and adjusted EBIT, as well as all other statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively execute on its growth strategy; the failure to realize the anticipated synergies from the Sheplers acquisition and other risks of integration; to maintain and enhance its strong brand image; to compete effectively; to maintain good relationships with its key suppliers; and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, recapitalization expenses, acquisition-related expenses, acquisition-related integration costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, secondary offering costs, and other due diligence expenses. Adjusted EBIT is defined as Adjusted EBITDA less depreciation and amortization. In addition, for fiscal year 2017, which was a 53-week fiscal year, the Company has made further adjustments to account for the extra week. Since Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBIT may not be comparable to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA to Net Income.

APPENDIX STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 HISTORY & FINANCIAL UPDATE AGENDA DRIVE SAME STORE SALES GROWTH

1 Mlive blog, 1/4/2014, “America’s Top 20 Best-Selling Vehicles of 2013”; 2 NPD Group, 2/28/13, “Country Music Rises to Become America’s Favorite Genre”; 3 Forbes.com, 8/30/2013, “America’s Fastest Growing Sport: Professional Bull Riding”; 4 Forbes.com, 2/27/12, “NASCAR’s back!”; AN AMERICAN LIFESTYLE Most popular music genre2 Highest selling vehicle1 Fastest growing sport3 #1 Spectator Sport4

A WESTERN AND WORK WEAR LIFESTYLE BRAND

~$20 BILLION INDUSTRY Drivers of work wear growth Construction spending Commercial Accounts Work safety regulations Blue collar employment Country music Western events Ranching Horse ownership Drivers of western wear growth ATTRACTIVE DYNAMICS Highly fragmented Less fashion driven than traditional apparel Work wear purchases are often non-discretionary ~$20 BILLION MARKET OPPORTUNITY Western Wear , 40% Work Wear , 60%

1 Fiscal year ended April 1, 2017. SALES COMPOSITION1 BOOT BARN OVERVIEW SALES BY END USER1 SALES BY CHANNEL1 Footwear 52% Hats, Accessories & Other 16% Apparel 32% Women’s 25% Unisex 8% Men’s 62% Kids’ 5% E-commerce 18% Stores 82%

EVERYDAY MERCHANDISE ASSORTMENT RUGGED FOOTWEAR OUTERWEAR OVERALLS PANTS SHIRTS WORK & Other BOOTS DENIM WESTERN SHIRTS COWBOY HATS BELTS / BELT BUCKLES WESTERN Low fashion quotient minimizes markdown exposure ~70% Of Sales1 ~30% Of Sales1 ¹ As of April 1, 2017, western styles comprised approximately 70% of our sales, with work related and other styles making up the balance.

HISTORY OF GROWTH Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹Fiscal 2017 was a 53-week year. The fiscal 2017 reported results have been adjusted above to reflect management’s estimated 52-week results. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. See the reconciliation included in the Appendix. 2Fiscal 2018 outlook reflects results at the high-end of the Company’s guidance range. See the reconciliation included in the Appendix. 1 NET SALES ($MM) ADJUSTED EBITDA ($MM) 1 ADJUSTED EBIT ($MM) 1 2 2 2 $233 $346 $403 $569 $619 $665 FY13 FY14 FY15 FY16 FY17 Outlook FY18 $29 $40 $48 $60 $58 $62 FY13 FY14 FY15 FY16 FY17 Outlook FY18 $23 $32 $39 $46 $41 $45 FY13 FY14 FY15 FY16 FY17 Outlook FY18

Q2 FISCAL 2018 RESULTS Net sales increased 6.8% to $143.1 million. Same store sales increased 1.8%. Net income was $1.1 million, or $0.04 per diluted share, compared to net income of $0.5 million, or $0.02 per diluted share, in the prior-year period. The Company acquired four stores from Wood’s Boots. Cash of $9.4 million. Average inventory per store decreased approximately 1% compared to September 24, 2016. Total net debt of $239.8 million, including $57.1 million outstanding on revolving credit facility. Net debt leverage ratio as of September 30, 2017 was 3.9X based on TTM EBITDA per loan agreement of $62.3M.

STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH

1. SAME STORE GROWTH Estimated Hurricane impact of 30 bps 1.0% 7.4% 7.7% 13.8% 16.2% 14.2% 14.1% 18.1% 19.6% 16.9% 17.8% 14.3% 10.7% 7.5% 8.2% 7.1% 3.8% 8.9% 7.7% 7.3% 7.2% 7.0% 5.6% 0.1% - 2.0% - 1.2% 0.4% 1.8% 0.2% - 0.9% 1.3% 1.8% Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 2.1%

1. BROADENING OUR CREATIVE

Growing in united states 24% of Boot Barn customers are Hispanic 1.4X more prevalent than the U.S. population more prevalent at boot barn 18% 24% 1. HISPANIC CUSTOMER INCREASINGLY IMPORTANT Hispanics as a percentage of U.S. population 5% 7% 9% 13% 15% 16% 18% 1970 1980 1990 2000 2006 2010 2015

GRPs Color 0-10 10-20 20-30 30-40 40-50 50-60 60-70 70-80 80-90 90-100 100-110 110-130 130-150 150+ 1. EXPANDING TO NATIONAL RADIO SPOTS LOCAL RADIO DELIVERY (FY 2017) NATIONAL/LOCAL RADIO DELIVERY (FY 2018) Less More

Growing commercial accounts 1. DRIVING SAME STORE SALES Expanding work boot fixtures and shops

1. DRIVING SAME STORE SALES Enhancing our in-store experience Introducing a private label credit card Available in all Boot Barn stores Establishes customer loyalty Offers additional reward options beyond B Rewarded

STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH BUILD OUT EXCLUSIVE BRAND PORTFOLIO

1 E-commerce sales for the year ended March 26, 2016, which does not include Sheplers e-commerce revenue for the first three months of the fiscal year, prior to the acquisition. 1 4% 18% 2. E-COMMERCE GROWTH (% OF TOTAL SALES) ($ in millions)

2. TARGETED MULTI-BRAND STRATEGY

Actual search results (May 2017) 2. GAINING MARKET SHARE– E-COMMERCE Shopping (Paid) PPC (Paid) Organic Search (Free)

2. TARGETED USE OF DIGITAL AND SOCIAL MEDIA

2. USING SUPPLY CHAIN FOR COMPETITIVE ADVANTAGE Bootbarn.com Sheplers.com Countryoutfitter.com WHIP ONE common fulfillment center ONE consolidated inventory ONE e-commerce team ONE customer service call center Owning more of long tail demand Investing in e-commerce automation

STRATEGIC INITIATIVES BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH CONTINUE OMNI-CHANNEL LEADERSHIP

3. EXCLUSIVE BRAND GROWTH historical EXCLUSIVE Brand sales growth 1 Grow penetration of 2 ppts annually Margin enhancement (900 - 1,000 bps) Continued growth opportunities (~13% of Q2 fiscal 2018 sales) EXCLUSIVE Brand growth plan 2 (in millions) 2 1 Represents total Company exclusive brand sales. 2 Represents total company exclusive brand penetration, including all stores and all e-commerce channels. $5 $67 FY2012 FY2017 CAGR: 68%

3. EXPANDING EXCLUSIVE BRANDS Xero Gravity performance platform for Cody James & Shyanne boots Long wearing, durable, flexible and built for comfort Launched in stores October 2017

3. EXPANDING EXCLUSIVE BRANDS Handmade of premium leathers Exotic skins from around the world Quality workmanship

3. COUNTRY MUSIC STAR EXCLUSIVE BRANDS New partnership Product launching chain wide Fall 2018 (calendar) Won ACM Female Vocalist of the Year Award each of last 8 years Lifestyle brand including: Boots Apparel Accessories Miranda Lambert Brad Paisley Renewed partnership 3 Grammys and 23 #1 singles Launched MS Spirit Dec 2014

3. EXCLUSIVE BRANDS ARE TOP BRANDS = Exclusive brands Western Work / Other TOP 5 brands 2 1 3 4 5

STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH

86 stores 8 states 224 stores 31 states FY12 4. BUILDING NATIONAL STORE PRESENCE TODAY

AUGUST 2012 AUGUST 2013 AUGUST 2014 TODAY 4. GAINING MARKET SHARE - STORES

Western Wear Chains (Estimated STORE COUNT)1 > 2.5x as many stores as closest competitor National Regional (Mostly Texas) Geographic presence Independent retailers Regional (Western Canada) Arizona North & South Carolina 1 Store count as of November 3, 2017. Thousands 224 4. WOOD’S BOOTS & COMPETITIVE LANDSCAPE WOOD’S BOOTS 4 store chain in the Odessa/Midland region of West Texas Acquired by Boot Barn 9/11/2017 Purchase price of $2.7 million Expected payback in < 2 years Wood’s Boots 6 9 26 78

4. OPPORTUNITY TO DOUBLE STORE COUNT ~500 HISTORICAL AND FUTURE POTENTIAL STORE BASE COMPELLING NEW STORE ECONOMICS GOALS Store Size (sq. ft.) 10,000 Year 1 Net Sales $1.7mm Net Cash Investment $0.8mm Cash on Cash Return (Yr. 1) ~30% Payback Period ~3 Years New stores opened since FY12 74 1 1 Represents store count as of November 3, 2017. 86 117 152 169 208 219 224

4. ICONIC STORE DESIGN

4. AUTHORITY ON BOOTS

4. EXCLUSIVE BRAND SHOPS

4. BROAD AND DEEP DENIM ASSORTMENT

4. EXCITING IN-STORE MERCHANDISING

INVESTMENT HIGHLIGHTS Genuine lifestyle retail brand Clear national leader in a large and fragmented market niche Significant new store growth opportunity Great omni-channel brand plus three leading pure play e-commerce brands Proven ability to drive same store sales growth Strong portfolio of exclusive private brands Loyal customer base Experienced management team and passionate organization

APPENDIX

Adjusted ebitda reconciliation (a) Represents non-cash compensation expenses related to stock options, restricted stock awards and restricted stock units granted to certain of our employees and directors. (b) Represents the non-cash accrual for future award redemptions in connection with our customer loyalty program. (c) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. (d) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in connection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to normalize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sold at Sheplers’ normalized margin rate. (e) Represents the amortization of purchase-accounting adjustments that adjusted the value of inventory acquired to its fair value. (f) Represents loss on disposal of assets and contract termination costs from store closures and unused office and warehouse space. (g) Represents professional fees and expenses incurred in connection with a Form S-1 Registration Statement filing in July 2015 and withdrawn in November 2015, and a secondary offering held in February 2015. (h) Represents professional fees and expenses incurred in connection with a prior due diligence process of Sheplers. (i) Represents the store impairment charge recorded at three stores in order to reduce the carrying amount of the assets to their estimated fair values. ¹The outlook for the year ended March 31, 2018 reflects results at the high-end of the Company’s guidance range. 2The fiscal 2017 column has been adjusted to reflect management’s estimated 52-week results as fiscal 2017 was a 53-week year. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. As such, the Company has estimated fiscal 2017 net income, excluding the 53rd week, to be $13.4 million compared to GAAP net income of $14.2 million. In calculating estimated Adjusted EBITDA and adjusted EBIT on a 52-week basis, the Company also adjusted income tax expense, interest expense, and stock based compensation expense by taking 52/53rds of the GAAP reported fiscal 2017 numbers.